DREYFUS GLOBAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to report that the Dreyfus Global Bond Fund provided a total return of 16.47% for the fiscal year that ended November 30, 1995.* This compares with a total return of 18.13% for the Salomon Brothers World Government Bond Index, which the Fund uses as a benchmark.**
ECONOMIC ENVIRONMENT
    The last 12 months have seen a marked change of opinion in the international capital markets. Whereas received opinion once maintained that U.S. growth remained strong and that commodity-induced inflationary pressures had begun to materialize, it became evident in the course of the summer that the U.S. economy was on a weakening trend. The Federal Reserve Board eased monetary policy in July, trimming the Federal Funds rate by .25% to 5.75%. This hint that short-term interest rates had reached a cyclical peak was welcomed by the long end of the bond market, but wrought havoc with the already weak currency. The Dollar plummeted to record lows, particularly against the Japanese Yen.
    As the summer progressed and virulent trade disagreements with the Japanese appeared to reach some semblance of a resolution, it appeared as if both the American and Japanese authorities had agreed to embark upon a program of currency intervention. Sudden and repeated sales of Yen against Dollars initially took the markets by surprise, and the U.S. currency recovered from a low of 81.13 Yen to the Dollar on April 19 to 101.56 Yen to the Dollar on November 30. In earlier months of the fiscal period, the Dollar performed well against many European currencies, but slipped back during the last two months as investors began to believe that U.S. interest rates would fall faster than European ones. The U.S. currency put in a disappointing performance, depreciating 7% against the German Mark during the period under review.
MARKET ENVIRONMENT
    World bond markets, however, took their lead from U.S. Treasuries and performed extremely well. Evidence of sharp economic slowdowns and stable to declining inflation rates in the more developed nations tempted investors back into longer-dated bonds in virtually every sector. Yet relative performance rates varied greatly, following no particular pattern. Italy, a profligate borrower with intense political problems, performed relatively poorly, whereas Canada and Belgium, both with similar problems, performed relatively well. Sweden enjoyed a boost from the election of a new Prime Minister, who, it was thought, would further the country's chances of being one of the first to participate in the European Monetary Union (EMU). Yet Germany on the other hand lagged on the grounds that EMU would eventually mean the softening of the German Mark. There may be sound reasons for these apparent anomalies in Europe - the prospects for monetary union, in which Germany may be forced to carry the tab for its weaker neighbors, means that the bond markets of the more "responsible" nations are discounting inflation for a unified Europe.
    Under the circumstances, it may be difficult for the cautious investor to believe that global bond yields can decline any further. Yet there are still grounds to believe this could occur. After the dramatic shocks of the 1970s and 1980s, the peak in the inflationary cycle may be much lower in the current decade. Governments have adopted more stringent inflation and monetary targets, and have made concerted moves to give central banks greater independence. And in many countries, there have been serious attempts to reduce public sector deficits. Flexible labor markets, cost competition from developing countries and globally integrated financial systems have all helped to minimize cost pressures. With so-called "real" bond yields (nominal yields adjusted for inflation) close to their historical highs, it seems to us likely that bond markets still have some room for improvement.

    The key component in global bond market performance is currency. The U.S. dollar has begun to show some signs of life, and it seems likely that its fortunes may be on an improving trend, albeit at a slower pace than had been anticipated originally. The Fund continues to maintain its moderate Dollar bias, particularly at the expense of the Yen. It also maintains an overweight position in longer-dated European bonds, where the room for improvement currently seems the greatest, given the sharp slowdowns that are making themselves manifest in the key European economies.
PORTFOLIO OVERVIEW
    During the past six months, we made very few changes in the makeup of the portfolio with regard to types of bonds as well as country allocation. Foreign/Government bonds still constitute the largest category, accounting for nearly half the portfolio, concentrated primarily in Western Europe. Looking at the major geographical areas, your Fund has been underweight and short of duration relative to the Salomon Brothers Index in both the Dollar block and Japan. We have been overweight and long of duration in Europe. This stance has suffered marginally by being underweight in the face of a strong market in the U.S. but has benefited from the underexposure to Japan. Within Europe, we have been overweight in the core markets of Germany, France, the UK and the Netherlands. In this region, higher returns could have been made from the higher yield markets of Sweden and Italy, but we continue to believe they represent too high a risk/reward ratio.
    Currency hedging on approximately three quarters of the exposure is undertaken from both Japanese Yen and Dutch Gilders into U.S. Dollars. Around one quarter of German Marks are also hedged. This position is taken with a view to the U.S. Dollar base of the majority of investors. Over the year, each of these positions has been profitable and the Yen position in particular has protected the Fund from the considerable gyrations of the currency markets.
    It is a pleasure to serve your investment needs. We thank you for your continued confidence in the management of Dreyfus Global Bond Fund.
                          Sincerely,
                          (Theodora Zemek signature logo)
                          Theodora Zemek
                          Portfolio Manager
                          Dreyfus Global Bond Fund, Inc.
                          M & G Investment Management, Ltd.
December 17, 1995
London, U.K.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund, which can invest in both corporate and government bonds, the Salomon Brothers World Government Bond Index is a market-capitalization weighted index consisting of debt issues of 14 government bond markets.


DREYFUS GLOBAL BOND FUND, INC.                         NOVEMBER 30, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL BOND FUND, INC. AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

Dollars
$12,056
Salomon Brothers
World Government
Bond Index*
$11,753
Dreyfus Global
Bond Fund
*Source: Lipper Analytical Services, Inc.
AVERAGE ANNUAL TOTAL RETURNS
            ONE YEAR ENDED                      FROM INCEPTION (3/18/94)
            NOVEMBER 30, 1995                   TO NOVEMBER 30, 1995
          _____________________                ____________________________
                 16.47%                                 9.92%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Global Bond Fund, Inc. on 3/18/94 (Inception Date) to a $10,000 investment made in the Salomon Brothers World Government Bond Index on that date. For comparative purposes, the value of the Index on 3/31/94 is used as the beginning value on 3/18/94. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Salomon Brothers World Government Bond Index is a fixed-income index and is a market-capitalization weighted benchmark that tracks the performance and covers debt issues of 14 government bond markets. The Index measures the total rate-of-return performance for government bond markets with a remaining maturity of at least one year and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                      NOVEMBER 30, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES-94.8%                                                                          AMOUNT                 VALUE
                                                                                              _____________        ______________
          BANKING-10.2%              Bayerische Landesbank Girozentrale,
                                       Bonds, 6%, 2004..................................      $  601,244 (a)        $  587,415
                                     Societe Generale,
                                        Floating Rate Notes, 6 3/8%, 2008...............         500,000 (b)           502,125
                                     Sudwestdeutsche Landesbank Capital Markets,
                                       Bonds (Gtd. by Sudwestdeutsche Landesbank
                                       Girozentrale), 6 1/4%, 2003......................         587,422 (a)           588,890
                                                                                                                   ______________
                                                                                                                     1,678,430
                                                                                                                   ______________
          CHEMICALS-8.6%             Eastman Kodak,
                                       Notes, 7 7/8%, 1997..............................         450,000               461,531
                                     Hoechst,
                                       Bearer Bonds, 6%, 2000...........................         500,000               500,938
                                     Imperial Chemical Industries,
                                       Bonds, 9 3/4%, 2005..............................         420,750 (c)           459,932
                                                                                                                   ______________
                                                                                                                     1,422,401
                                                                                                                   ______________
          FINANCIAL SERVICES-5.4%    Credit Local De France,
                                       Bonds, 6%, 2001..................................         735,294 (d)           888,786
                                                                                                                   ______________
          MACHINERY AND
             ENGINEERING-2.9%        Fuji Heavy Industries,
                                       Bonds (Gtd. by The Industrial Bank of Japan),
                                       8 3/4%, 1999.....................................         450,000               486,281
                                                                                                                   ______________
          MISCELLANEOUS-10.1%        B.A.T. Capital,
                                       Gtd. Bonds (Gtd. by B.A.T. Industries p.l.c.),
                                       6 1/2%, 2003.....................................         500,000               498,438
                                     Petroleos Mexicanos,
                                       Gtd. Notes, 9%, 2003.............................         497,250 (c)           420,176
                                     Treasury Corp. of Victoria,
                                       Bonds (Gtd. by The Government of Victoria),
                                       7 1/4%, 2003.....................................         230,020 (e)           214,350
                                     Ville de Montreal,
                                       Notes, 6 3/8%, 2001..............................         551,876 (f)           524,973
                                                                                                                   ______________
                                                                                                                     1,657,937
                                                                                                                   ______________
          TELECOMMUNICATIONS-3.0%    Cable and Wireless,
                                       Bonds, 6 1/2%, 2003..............................         500,000               498,750
                                                                                                                   ______________
          UTILITIES-ELECTRIC-5.1%    Chubu Electric Power,
                                       Bonds, 6 1/8%, 2001..............................         490,196 (d)           581,495
                                     Tokyo Electric Power,
                                       Notes, 10 1/2%, 2001.............................         220,751 (f)           252,346
                                                                                                                   ______________
                                                                                                                       833,841
                                                                                                                   ______________


DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            NOVEMBER 30, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                     AMOUNT                VALUE
                                                                                          _________________        ______________
FOREIGN/GOVERNMENTAL-49.5%           Asfinag,
                                       Bonds (Gtd. by the Republic of Austria),
                                       6%, 2000.........................................     $   784,314 (d)       $  927,451
                                     Bundesrepublik Deutschland:
                                       7 1/8%, 2002.....................................         570,145 (a)          610,625
                                       7 3/8%, 2005.....................................         691,085 (a)          744,575
                                     Comunidad Andalucia,
                                       8%, 2000.........................................         350,000              374,938
                                     France O.A.T.:
                                       Coupon Strips:
                                        Zero Coupon, 2018...............................       2,001,201 (g)          336,202
                                        Zero Coupon, 2022...............................       1,911,750 (h)          189,837
                                        Deb., 6 3/4%, 2004..............................         400,240 (g)          396,958
                                     Ireland Treasury Securities,
                                       6 1/4%, 2004.....................................         451,583 (i)          415,682
                                     Kingdom of Denmark Bullet,
                                       7%, 2004.........................................         606,980 (j)          594,841
                                     Kingdom of Spain Government Bonds,
                                       4 5/8%, 2004.....................................         490,196 (d)          555,147
                                     Netherlands Government Bonds,
                                       5 3/4%, 2004.....................................       1,172,840 (k)        1,156,420
                                     Republic of Italy,
                                       Notes, 5 1/8%, 2003..............................         441,176 (d)          502,941
                                     Republic of South Africa, Deb.,
                                       9 5/8%, 1999.....................................             450,000          481,227
                                     United Kingdom Treasury Securities,
                                       8 1/2%, 2005.....................................         616,590 (c)          656,861
                                     United Mexican States (Aztec),
                                        Collateralized Floating Rate Bonds,
                                       7.609%, 2008.....................................         250,000 (b)          221,250
                                                                                                                   ______________
                                                                                                                    8,164,955
                                                                                                                   ______________
                                     TOTAL BONDS AND NOTES
                                       (cost $14,651,633)...............................                          $15,631,381
                                                                                                                   ==============


DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        NOVEMBER 30, 1995
                                                                                              PRINCIPAL
SHORT-TERM INVESTMENTS-1.6%                                                                   AMOUNT                VALUE
                                                                                          _______________          ______________
           U.S. TREASURY BILLS:      5.38%, 12/21/1995..................................     $   176,000        $     175,454
                                     5.29%, 1/11/1996...................................          81,000               80,503
                                                                                                                   ______________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $255,986)..................................                           $  255,957
                                                                                                                   ==============
TOTAL INVESTMENTS (cost $14,907,619)    ................................................            96.4%         $15,887,338
                                                                                                ========           ==============
CASH AND RECEIVABLES (NET)      ........................................................             3.6%          $  592,588
                                                                                                ========           ==============
NET ASSETS..............................................................................           100.0%          $16,479,926
                                                                                                ========           ==============


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Denominated in German Deutsche Marks.
    (b)  Variable rate security-interest rate subject to periodic change.
    (c)  Denominated in British Pounds.
    (d)  Denominated in Japanese Yen.
    (e)  Denominated in Australian Dollars.
    (f)  Denominated in Canadian Dollars.
    (g)  Denominated in French Francs.
    (h)  Denominated in European Currency Units.
    (i)  Denominated in Irish Pounds.
    (j)  Denominated in Danish Krone.
    (k)  Denominated in Dutch Guilders.







See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                             NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $14,907,619)-see statement......................................                                          $15,887,338
    Cash....................................................................                                               73,440
    Interest receivable.....................................................                                              453,808
    Net unrealized appreciation on forward currency exchange
      contracts-Note 3(a)...................................................                                               68,076
    Prepaid expenses........................................................                                               50,840
                                                                                                                   _______________
                                                                                                                      16,533,502
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $  2,490
    Due to Distributor......................................................                       3,365
    Accrued expenses........................................................                      47,721                   53,576
                                                                                             ____________          _______________
NET ASSETS  ................................................................                                          $16,479,926
                                                                                                                   ===============
REPRESENTED BY:
    Paid-in capital.........................................................                                          $15,612,764
    Accumulated undistributed investment income-net.........................                                               68,497
    Accumulated net realized (loss) on investments..........................                                             (249,130)
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions-Note 3(b)...........................                                            1,047,795
                                                                                                                   _______________
NET ASSETS at value applicable to 1,261,299 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                                           $16,479,926
                                                                                                                   ===============
NET ASSET VALUE, offering and redemption price per share
    ($16,479,926 / 1,261,299 shares)........................................                                                $13.07
                                                                                                                           =======





See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME (net of $1,715 foreign taxes withheld at source)........                                           $1,208,600
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $111,700
      Shareholder servicing costs-Note 2(b,c)...............................                         74,148
      Auditing fees.........................................................                         30,775
      Directors' fees and expenses-Note 2(d)................................                         20,194
      Organization expenses.................................................                         18,190
      Prospectus and shareholders' reports-Note 2(b)........................                         17,772
      Registration fees.....................................................                         15,894
      Custodian fees........................................................                          8,851
      Legal fees............................................................                          6,546
      Miscellaneous.........................................................                          4,466
                                                                                                 ____________
            TOTAL EXPENSES..................................................                        308,536
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                        179,316
                                                                                                 ____________
            NET EXPENSES....................................................                                              129,220
                                                                                                                       ___________
            INVESTMENT INCOME-NET...........................................                                            1,079,380
                                                                                                                       ___________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3(a)............................                      $ (61,415)
    Net realized gain on forward currency exchange contracts-Note 3(a)......                        121,010
                                                                                                 ____________
      NET REALIZED GAIN.....................................................                                               59,595
    Net unrealized appreciation on investments and forward currency
      exchange contracts....................................................                                            1,277,458
                                                                                                                       ___________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            1,337,053
                                                                                                                       ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $2,416,433
                                                                                                                       ===========




See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED NOVEMBER 30,
                                                                                       __________________________
                                                                                            1994*         1995
                                                                                       ____________   ____________
OPERATIONS:
    Investment income-net..................................................            $  683,264     $  1,079,380
    Net realized gain (loss) on investments................................              (308,725)          59,595
    Net unrealized appreciation (depreciation) on investments for the year.              (229,663)       1,277,458
                                                                                       ____________   _____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................               144,876        2,416,433
                                                                                       ____________   _____________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net..................................................              (578,468)      (1,115,679)
                                                                                       ____________   _____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................            16,832,717        2,400,052
    Dividends reinvested...................................................               514,095          928,971
    Cost of shares redeemed................................................            (1,737,727)      (3,425,344)
                                                                                       ____________   _____________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS....            15,609,085          (96,321)
                                                                                       ____________   _____________
          TOTAL INCREASE IN NET ASSETS.....................................            15,175,493        1,204,433
NET ASSETS:
    Beginning of year......................................................               100,000       15,275,493
                                                                                       ____________   _____________
    End of year (including undistributed investment income-net:
      $104,796 in 1994 and $68,497 in 1995)................................           $15,275,493      $16,479,926
                                                                                       ============   =============

                                                                                         SHARES          SHARES
                                                                                      ____________     ___________

CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................             1,361,664          195,310
    Shares issued for dividends reinvested.................................                42,403           74,302
    Shares redeemed........................................................              (143,165)        (277,215)
                                                                                       ____________       __________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................             1,260,902           (7,603)
                                                                                       ============       ==========
    * From March 18, 1994 (commencement of operations) to November 30, 1994.





See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                                         YEAR ENDED NOVEMBER 30,
                                                                                                        __________________________
PER SHARE DATA:                                                                                             1994(1)         1995
                                                                                                        _____________    _________
    Net asset value, beginning of year......................................                                $12.50         $12.04
                                                                                                        ____________     ________
    INVESTMENT OPERATIONS:
    Investment income-net...................................................                                   .65            .85
    Net realized and unrealized gain (loss) on investments..................                                  (.54)          1.06
                                                                                                        ____________     ________
      TOTAL FROM INVESTMENT OPERATIONS......................................                                   .11           1.91
                                                                                                        ____________     ________
    DISTRIBUTIONS;
    Dividends from investment income-net....................................                                  (.57)          (.88)
                                                                                                        ____________     ________
    Net asset value, end of year............................................                                $12.04         $13.07
                                                                                                        ==============   =========
TOTAL INVESTMENT RETURN.....................................................                                  1.29%(2)      16.47%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                                  --              .81%
    Ratio of net investment income to average net assets....................                                  7.83%(2)       6.76%
    Decrease reflected in above expense ratios due to undertakings by Dreyfus                                 2.49%(2)       1.12%
    Portfolio Turnover Rate.................................................                                  4.16%(3)      20.46%
    Net Assets, end of year (000's Omitted).................................                               $15,275        $16,480
(1)    From March 18, 1994 (commencement of operations) to November 30, 1994.
    (2)  Annualized.
    (3)  Not annualized.




See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. M&G Investment Management Limited ("M&G") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    As of November 30, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 458,617 of the Fund's outstanding shares. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On November 30, 1995, the Board of Directors declared a cash dividend of $.061 per share from undistributed investment income-net, payable on December 1, 1995 (ex-dividend date), to shareholders of record as of the close of business on November 30, 1995.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $417,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. The carryover does not include net realized securities losses from November 1, 1995 through November 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $241,000 of the carryover expires in fiscal 2002 and $176,000 of the carryover expires in fiscal 2003.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSAC TIONS
WITH AFFILIATES:
    (A) Pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .70 of 1% of the average daily value of the Fund's net assets and is payable monthly. Dreyfus and M&G have agreed that if in any full fiscal year the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, Dreyfus and M&G will bear the excess expense in proportion to their management fee and sub-advisory fee to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses
(excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
    However, Dreyfus had undertaken from December 1, 1994 through January 2, 1995, to assume all expenses of the Fund, and thereafter, through December
22, 1995 to reduce other expenses paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $179,316 for the year ended November 30, 1995.
    The Manager has currently undertaken through November 30, 1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.35 of 1% of the average daily value of the Fund's net assets.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-advisory fee is computed at the annual rate of .28 of 1% of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Prior to October 1, 1995, the Fund had a Distribution Plan (the
"Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Fund's shares and (b) pay the Manager, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. The distributor paid one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees
DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) payable under the Plan were payable without regard to actual expenses incurred. The Plan also provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period from December 1, 1994 though September 30, 1995, the Fund was charged $46,436 pursuant to the Plan. Effective October 1, 1995, the Plan was terminated.
    (C) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, $39,893 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended November 30, 1995 amounted to $3,211,140 and $3,098,912, respectively.
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1995:

                                                          FOREIGN
                                                          CURRENCY                           U.S. DOLLAR          UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                           AMOUNT              PROCEEDS         VALUE             APPRECIATION
________________________________                       _____________        _____________    _____________      _______________
Dutch Guilders, expiring 4/30/96........                  1,450,000          $   929,845      $   902,190             $27,655
German Deutsche Marks, expiring 4/30/96.                    841,580              605,453          586,058              19,395
Japanese Yen, expiring 4/30/96..........                223,673,472            2,259,328        2,238,302              21,026
                                                                                                                    ____________
                                                                                                                      $68,076
                                                                                                                    ============

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchase of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) At November 30, 1995, accumulated net unrealized appreciation on investments was $1,047,795, consisting of $1,313,719 gross unrealized appreciation and $265,924 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GLOBAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Global Bond Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Bond Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


 (Ernst & Young LLP signature logo)

New York, New York
January 8, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended November 30, 1995:
    -the total amount of taxes paid to foreign countries was $1,715.
    -the total amount of income sourced from foreign countries was $943,079. As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1995 calendar year with Form 1099-DIV which will be mailed by January 31, 1996.





(Dreyfus lion "d" logo)
DREYFUS GLOBAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
M & G Investment Management Limited
Three Quays, Tower Hill
London, EC3R 6BQ, England
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                           098AR9511
(Dreyfus logo)
Global Bond
Fund, Inc.
Annual Report
November 30, 1995